SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2006

KNEWTRINO, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51640	EIN No. Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street Two Union Square 42nd Floor Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  604-771-6410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.	CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)    On July 20, 2006, based upon the recommendation of and approval by our board of directors, Knewtrino, Inc., (the "Company") dismissed Amisano Hanson, Chartered Accountants ("Amisano Hanson") as its independent auditor and engaged Moore & Associates, Chartered to serve as its independent auditor for the fiscal year ending December 31, 2006. Amisano Hanson’s reports since inception on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, however, the audit reports contained going concern qualifications.

From Inception through the date of dismissal on July 20, 2006, there were no disagreements with Amisano Hanson on any matter of accounting principle or practice, financial statement disclosure or auditing scope or procedure which, if not resolved to Amisano Hanson’s satisfaction, would have caused them to make references to the subject matter in connection with their reports of the Company's financial statements for such years.

In addition, there were no reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has provided Amisano Hanson with a copy of the foregoing statements and requested that Amisano Hanson provide it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy Amisano Hanson’s letter, dated July 21, 2006 is filed as Exhibit 16 to this Current Report on Form 8-K.

(b)    On July 20, 2006 the board of directors of FUSA Capital Corporation engaged the accounting firm of Moore & Associates, Chartered as principal accountants Knewtrino, Inc. for the fiscal year ended December 31, 2006. Knewtrino has not consulted Moore & Associates LLC during its two most recent fiscal years nor at any time during the interim period between the end of its most recent fiscal year and the date of engagement.

Item 9.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	EXHIBITS

16  Letter regarding change in certifying accountant from Amisano Hanson Chartered Accountants to the Securities Exchange Commission.

Item 9.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements - none

(b)	Exhibits: The exhibits listed below are attached and filed as part of this report:

Exhibits	Description

16	Letter regarding change in certifying accountant dated July 21, 2006 from Amisano Hanson, Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knewtrino, Inc.

/s/ Jenifer Osterwalder
Jenifer Osterwalder, Chief Executive Officer

Date: July 21, 2006